UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2021

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
(Registrants’ Telephone Number, including Area Code): (415)
394-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of the Company held on April 29, 2021, the Company’s stockholders voted on the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 19, 2021.

1.	Elect eleven directors to the Company’s board of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	576,026,106	39,755,120	28,372,170	21,778,826
Cristina G. Bita	640,162,466	3,359,572	631,358	21,778,826
George L. Fotiades	499,331,573	144,178,826	642,997	21,778,826
Lydia H. Kennard	607,096,524	36,180,409	876,463	21,778,826
Irving F. Lyons III	626,703,043	16,789,549	660,804	21,778,826
Avid Modjtabai	640,568,461	2,945,020	639,915	21,778,826
David P. O’Connor	630,196,932	13,317,427	639,037	21,778,826
Olivier Piani	639,951,338	3,556,335	645,723	21,778,826
Jeffrey L. Skelton	558,809,899	82,533,288	2,810,209	21,778,826
Carl B. Webb	607,214,224	36,049,211	889,961	21,778,826
William D. Zollars	621,166,831	22,340,992	645,573	21,778,826

2.	Advisory vote to approve the Company’s executive compensation for 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
321,415,709	294,623,572	28,114,115	21,778,826

3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
658,694,172	6,916,237	321,813	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: May 3, 2021	By:	/s/ Deborah K. Briones

Name:	Deborah K. Briones
Title:	Senior Vice President, Associate General Counsel

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: May 3, 2021	By:	/s/ Deborah K. Briones

Name:	Deborah K. Briones
Title:	Senior Vice President, Associate General Counsel